EXHIBIT 99(i)

                   Merrill Lynch & Co., Inc. and Subsidiaries
                Preliminary Unaudited Consolidated Balance Sheet


(Dollars in Millions, Except Per Share Amounts)                        Sept. 27,
ASSETS                                                                   1996
                                                                       ---------
Cash and cash equivalents ........................................      $  2,835
                                                                        --------

Cash and securities segregated for regulatory purposes
 or deposited with clearing organizations ........................         5,238
                                                                        --------

Marketable investment securities .................................         2,158
                                                                        --------

Trading assets, at fair value
Corporate debt and preferred stock ...............................        22,878
Contractual agreements ...........................................        12,038
Equities and convertible debentures ..............................        13,771
Non-U.S. governments and agencies ................................         8,596
U.S. Government and agencies .....................................         9,253
Mortgages, mortgage-backed, and asset-backed .....................         4,247
Money markets ....................................................         1,802
Municipals .......................................................         1,007
                                                                        --------
Total ............................................................        73,592
                                                                        --------

Resale agreements ................................................        55,873
                                                                        --------

Securities borrowed ..............................................        25,968
                                                                        --------

Receivables
Customers (net of allowance for doubtful accounts of $50) ........        17,211
Brokers and dealers ..............................................         7,319
Interest and other ...............................................         4,605
                                                                        --------
Total ............................................................        29,135
                                                                        --------

Investments of insurance subsidiaries ............................         5,373

Loans, notes, and mortgages (net of allowance for
 loan losses of $142) ............................................         3,060

Other investments ................................................         1,084

Property, leasehold improvements, and equipment
 (net of accumulated depreciation and amortization
 of $2,431) ......................................................         1,629

Other assets .....................................................         1,966
                                                                        --------

Total Assets .....................................................      $207,911
                                                                        ========

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

                                                                   EXHIBIT 99(i)

                   Merrill Lynch & Co., Inc. and Subsidiaries
                Preliminary Unaudited Consolidated Balance Sheet


(Dollars in Millions, Except Per Share Amounts)                        Sept. 27,
LIABILITIES AND STOCKHOLDERS' EQUITY                                     1996
                                                                       ---------
LIABILITIES

Repurchase agreements ...........................................       $ 65,123
                                                                        --------

Commercial paper and other short-term borrowings ................         36,699
                                                                        --------

Trading liabilities, at fair value
Contractual agreements ..........................................         10,209
U.S. Government and agencies ....................................         14,509
Equities and convertible debentures .............................          7,049
Non-U.S. governments and agencies ...............................          6,506
Corporate debt and preferred stock ..............................          3,030
Municipals ......................................................             31
                                                                        --------
Total ...........................................................         41,334
                                                                        --------

Customers .......................................................         10,091

Insurance .......................................................          5,051

Brokers and dealers .............................................          6,320

Other liabilities and accrued interest ..........................         12,577

Long-term borrowings ............................................         24,098
                                                                        --------

Total Liabilities ...............................................        201,293
                                                                        --------

STOCKHOLDERS' EQUITY

Preferred Stockholders' Equity ..................................            619
                                                                        --------
Common Stockholders' Equity
Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 236,330,162 shares ...................................            315

Paid-in capital .................................................          1,306
Foreign currency translation adjustment .........................              1
Net unrealized gains on investment securities
   available-for-sale (net of applicable income tax
   expense of $9) ...............................................              7
Retained earnings ...............................................          7,484
                                                                        --------
     Subtotal ...................................................          9,113

Less:
   Treasury stock, at cost: 68,607,716 shares ...................          2,735
   Unallocated ESOP reversion shares, at cost:
     2,093,251 shares ...........................................             33
   Employee stock transactions ..................................            346
                                                                        --------
Total Common Stockholders' Equity ...............................          5,999
                                                                        --------
Total Stockholders' Equity ......................................          6,618
                                                                        --------
Total Liabilities and Stockholders' Equity ......................       $207,911
                                                                        ========



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